UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 15, 2004
                                                          --------------


                   CHEFS INTERNATIONAL, INC. AND SUBSIDIARIES
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


         0-8513                                          22-2058515
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(Commission File Number)                    (IRS Employer Identification Number)



62 Broadway, Point Pleasant Beach, New Jersey                        08742
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(Address of principal executive office)                            (Zip Code)


                   732-295-0350
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(Registrant's telephone number, including area code)

                                    FORM 8-K

                                 March 15, 2004

                            CHEFS INTERNATIONAL, INC.



ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 15, 2004, Chefs International, Inc. issued a press release announcing that the Lombardi Restaurant Group, whose previous offer to purchase Chef's minority shareholders' interests for a cash purchase price of $1.75 per share had been rejected by a Special Committee of Chefs' Board of Directors, had increased its purchase offer to $2.50 per share. The text of the press release is attached hereto as Exhibit 99.3

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

        (c)    EXHIBITS

               99.3 Press Release issued by Chefs International, Inc. on March 15, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CHEFS INTERNATIONAL, INC.
                                            -----------------------------
                                                        (Registrant)



Dated:   March 15, 2004                   By  /s/ Anthony Papalia
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                                              Anthony Papalia, President